UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2007

TULLY’S COFFEE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington	0-26829	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3100 Airport Way South, Seattle, Washington 98134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (206) 233-2070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 4, 2007, the Company issued a press release announcing the filing of a definitive proxy statement with the Securities and Exchange Commission for a special meeting of its shareholders (“Definitive Proxy Statement”). The meeting will be held on June 27, 2007. At the meeting, shareholders will vote upon two proposed amendments to the Company’s articles of incorporation, required in connection with the proposed underwritten public offering of its common stock:

•	A one-for-eight reverse split of the Company’s common stock; and

•	Elimination of a share pricing threshold for automatic conversion of outstanding Series A shares.

The Definitive Proxy Statement is being mailed on about June 4, 2007 to the Company’s shareholders of record as of May 10, 2007 (the record date for the special meeting). A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Additionally, on June 5, 2007, the Company posted to its website (www.tullys.com) “Answers to Frequently Asked Questions” to supplement the information contained in the Definitive Proxy Statement. A copy of the “Answers to Frequently Asked Questions” is furnished as Exhibit 99.2 to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	Tully’s Coffee Corporation Press Release dated June 4, 2007

99.2	Answers to Frequently Asked Questions dated June 5, 2007

Important Additional Information

This communication may constitute solicitation material in respect of Tully’s solicitation of proxies in connection with its special meeting of shareholders. In connection with the solicitation of proxies, Tully’s filed with the Securities and Exchange Commission (the “SEC”) a Definitive Proxy Statement on June 4, 2007, and on June 4, 2007 began the process of mailing the Definitive Proxy Statement to the shareholders of record as of May 10, 2007 (the record date of the special meeting). THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT TULLY’S AND THE SPECIAL SHAREHOLDERS’ MEETING. TULLY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY.

Shareholders may obtain additional free copies of the proxy statement and other documents filed with the SEC by Tully’s through the website maintained by the SEC at www.sec.gov. The proxy statement and other relevant documents also may be obtained free of charge from Tully’s by contacting Investor Relations in writing at Tully’s, Investor Relations Department, 3100 Airport Way South, Seattle, WA 98134. The proxy statement is also available on Tully’s website at www.tullys.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Tully’s and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the special meeting. You can find information about Tully’s executive officers and directors in our Annual Report on Form 10-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TULLY’S COFFEE CORPORATION

Date: June 5, 2007	By:	/s/ Kristopher S. Galvin
Kristopher S. Galvin
Executive Vice-President and Chief Financial Officer (Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit	Description
99.1	Tully’s Coffee Corporation Press Release dated June 4, 2007

99.2	Answers to Frequently Asked Questions dated June 5, 2007

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